Sub-Item 77Q1(a)
Amended and Restated By-Laws, dated September 13,
2011, are herein incorporated by reference to Exhibit (b) of Post-Effective Amendment No. 54 to
Registrants Registration Statement on Form N-1A
(File Nos. 033-22821 and 811-05601), filed with the SEC on January 27, 2012.